Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Allan Swaringen, in my capacity as Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. ALLAN SWARINGEN
C. Allan Swaringen
President and Chief Executive Officer
May 11, 2017